UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2005

Rockwood Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32609	52-2277366
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Overlook Center

Princeton, New Jersey 08540

(Address of registrant’s principal executive office)

(609) 514-0300

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

On November 14, 2005, Rockwood Holdings, Inc. (the “Company”) issued a press release discussing the Company’s results of operations for the third quarter ended September 30, 2005. The press release did not include certain financial statements, related notes and certain other financial information filed with the Securities and Exchange Commission as part of the Company’s Quarterly Report on Form 10-Q for the third quarter. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1. The Company will also host a live press conference, conference call and webcast on November 14, 2005 to discuss its third quarter results of operations. A copy of the conference presentation materials is attached to this Current Report on Form 8-K as Exhibit 99.2.

The information disclosed in this Current Report on Form 8-K and the Exhibits shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                                             Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 14, 2005.

99.2	November 14, 2005 Conference Presentation Materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWOOD HOLDINGS, INC.

	By:	/s/ MICHAEL W. VALENTE
		Name:	Michael W. Valente
		Title:	Assistant Secretary

Dated: November 14, 2005